                                                      ALLIANCE FUNDING COMPANY
                                              BY SUPERIOR BANK - FSB SERVICING DIVISION
                                                         DESIGNATED SERVICER
                                                       SERVICER'S CERTIFICATE

                                                           1999-1 GROUP 1

                 IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 1, 1999
                                    SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
                       INFORMATION PERTAINING TO SERIES 1999-1 GROUP 1 FOR MAY 25, 1999, THE REMITTANCE DATE.

                                                    DUE PERIOD ENDED: MAY 1, 1999

    --------------------------------------------------------------------------------------------------------------------------------
    1 Total Actual Principal Collections                        1,442,322.72
    2 Total Permanent Buydown Companion Principal                  12,863.63
    3 Total Actual Interest Collections                         1,802,152.31
    4 Less Service Fees Service Fees Previously Remitted          110,411.44
    5 Additional Proceeds                                               0.00
                                                         --------------------
    6      Total Collections:                                   3,146,927.22

    7 Pre-Funding Account Transfer                                      0.00
    8 Interest Coverage Account Transfer                                0.00
    9 Deferred Interest Coverage Account Transfer                  30,195.26
                                                         --------------------
   10      Aggregate Amount Received:                           3,177,122.48

      Monthly Advances

   11 Interest Advance                                            581,916.83
   12 Compensating Interest                                         4,342.35
   13 Amounts Held for Future Distributions                             0.00
   14 Cross Collateral Deposit                                          0.00
   15 Reserve Withdrawal per Sec. 6.14c                                 0.00
                                                         --------------------
   16      Available Remittance Amount:                         3,763,381.66

   17 Service Fees                                                  1,831.54
   18 Expense Account Deposit:                                      2,247.98
                                                         --------------------
   19      Adjusted Remittance Amount:                          3,759,302.14

      Remaining Amount Available:

   20           Adjusted Remittance Amount                      3,759,302.14
   21           Insured Payments                                        0.00
   22           Monthly Premium @ 20 bp
                   due Certificate Insurer                         44,959.69
   23           Cross Collateral Withdrawal                             0.00
   24           Class Remittance Amounts                        3,714,342.45
   25           Non-Recoverable Advances not
                   Previously Reimbursed                                0.00

                                                         --------------------
      Total Remaining Amount Available:                                 0.00

                                                         ====================

      Amount of Reimbursements Pursuant to Sec. 5.04

   26      Servicing Fee                                                0.00
   27      Monthly Advances and Servicer Advances                       0.00
   28      Other Mortgage Payments                                      0.00
   29      Interest Earned on P&I Deposits                              0.00
   30      Additional Servicing Compensation                            0.00
    --------------------------------------------------------------------------------------------------------------------------------

                                                      ALLIANCE FUNDING COMPANY
                                              BY SUPERIOR BANK - FSB SERVICING DIVISION
                                                         DESIGNATED SERVICER
                                                       SERVICER'S CERTIFICATE

                                                           1999-1 GROUP 1

                 IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 1, 1999
                                    SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
                       INFORMATION PERTAINING TO SERIES 1999-1 GROUP 1 FOR MAY 25, 1999, THE REMITTANCE DATE.

                                                    DUE PERIOD ENDED: MAY 1, 1999
    --------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL             CLASS 1A                             CLASS R
                                                                -----             --------                             -------
   31 Loans Outstanding - BOM                                           4534
   32 Original Loan Balance                                   275,012,525.86     275,012,525.86
   33 Original Permanent Buydown Companion Loan Balance           880,917.43         880,917.43
   34 Pre-Funding Account Balance                                       0.00               0.00
   35 Initial Overcollateralization                             4,680,144.22       4,680,144.22
   36 Realized Losses, LTD                                              0.00               0.00
   37 Permanent Buydown Companion Loan Losses, LTD                      0.00
   38 Carryforward Amount                                               0.00
   39 Aggregate Unpaid Principal Balance of Delinquent                  0.00               0.00
         Loans Repurchased per Sec. 5.11                                0.00               0.00

                                                       -----------------------------------------------------------------------------
   40 Total Class Principal Balance                           271,213,299.07     271,213,299.07
   41      Pool Factor per Loan Balance                         100.0045549%       100.0045549%
   42      Pool Factor per Class Balance                         98.6230178%        98.6230178%
   43 Excess Spread                                                     0.00                                              0.00
   44 Cross Collateral Withdrawal                                       0.00                                              0.00
   45 Cross Collateral Deposit                                          0.00               0.00
   46 Additional Principal due Class A                          1,081,016.83       1,081,016.83
   47 Interest Remittance @ Pass-Through Rates                  1,178,139.27       1,178,139.27

      PRINCIPAL ADDITIONS:

   48           Number of loans                                            0                  0
   49           Transfers from Pre-Funding Account                      0.00               0.00

      PRINCIPAL REDUCTIONS:

   50           Prepayments - Number                                      21                 21
   51           Prepayments - Dollar                            1,172,325.74       1,172,325.74
   52           Delinquent Loans Repurchased - Number                      0               0.00
   53           Delinquent Loans Repurchased - Dollar                   0.00               0.00
   54           Net Liquidation Proceeds                                0.00               0.00
   55           Curtailments                                       19,993.36          19,993.36
   56           Normal and Excess Payments                        250,003.62         250,003.62
      Permanent Buydown Companion Principal                        12,863.63          12,863.63
   57           Pre-Funding Account Transfer                            0.00               0.00
                                                       -----------------------------------------------------------------------------
   58 Total Principal Remittance                                1,455,186.35       1,455,186.35
   59 Additional Principal Reduction                            1,081,016.83       1,081,016.83
                                                       -----------------------------------------------------------------------------
   60 Total Remittance                                          3,714,342.45       3,714,342.45                           0.00
                                                       =============================================================================
   61 Current Month Realized Loss - Number                                 0                                                 0
   62 Current Month Realized Loss - Dollar                              0.00                                              0.00
   63 Current Month Permanent Buydown Companion Loan
             Realized Loss - Dollar                                     0.00                                              0.00

      CLASS PRINCIPAL BALANCE - EOM

   64 Loans Outstanding - EOM                                           4513
   65 Closing Loan Balance                                    273,570,203.14     273,570,203.14
   66 Closing Permanent Buydown Companion Loan Balance            868,053.80         868,053.80
   67 Pre-Funding Account Balance                                       0.00               0.00
   68 Additional Principal Reduction, LTD                       5,761,161.04       5,761,161.05
   69 Realized losses, LTD                                              0.00               0.00
   70 Permanent Buydown Companion Loan Losses, LTD                      0.00
   71 Aggregate Unpaid Principal Balance of Delinquent
   72    Loans Repurchased per Sec. 5.11                                0.00               0.00

                                                       -----------------------------------------------------------------------------
   73 Total Class Principal Balance                           268,677,095.89     268,677,095.89
   74      Pool Factor per Loan Balance                          99.4800739%        99.4800739%
   75      Pool Factor per Class Balance                         97.7007621%        97.7007621%
    --------------------------------------------------------------------------------------------------------------------------------

                                                      ALLIANCE FUNDING COMPANY
                                              BY SUPERIOR BANK - FSB SERVICING DIVISION
                                                         DESIGNATED SERVICER
                                                       SERVICER'S CERTIFICATE

                                                           1999-1 GROUP 1

                 IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 1, 1999
                                    SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
                       INFORMATION PERTAINING TO SERIES 1999-1 GROUP 1 FOR MAY 25, 1999, THE REMITTANCE DATE.

                                                    DUE PERIOD ENDED: MAY 1, 1999
    --------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL            CLASS A-1
                                                                -----            ---------
   76 Weighted Note Rate - THIS Remittance                   10.71607 %
   77 Weighted Note Rate - NEXT Remittance                   10.71449 %

   78 Related Remittance Period for Libor Rate                26-Apr-99    thru    24-May-99
   79 Days in Related Period                                     29

   80 Pass-Through Rates                                                          5.39250%

   81 Weighted Average Remaining Term                          250.02

   82 Original Pool - Principal Balance                       168,415,194.04     168,415,194.04
   83 Original Pool - Permanent Buydown Companion Balance         907,775.49         907,775.49
   84 Original Pool - Pre-Funding Account                     108,384,000.73     108,384,000.73
   85 Original Pool - Additional Principal Reduction            2,706,970.26       2,706,970.26
                                                         ---------------------------------------------------------------------------
   86 Original Pool Total                                     275,000,000.00     275,000,000.00
   87 Original Pool - Number of Loans                           2782

      ------------------------------------------------------------------------------------------------------------------------------

      CLASS A OVERCOLLATERALIZATION RECONCILIATION

                                                            Beg. of Month       Current Month     End of Month
                                                         -------------------------------------------------------
   88 Additional Principal Reduction, LTD                       4,680,144.23       1,081,016.83    5,761,161.06
   89 Cross Collateral Deposits                                         0.00               0.00            0.00
   90 Realized Losses, LTD                                              0.00               0.00            0.00
   91 Permanent Buydown Companion Loan Losses, LTD                      0.00               0.00            0.00
                                                         -------------------------------------------------------
   92 Overcollateralization of Principal                        4,680,144.23       1,081,016.83    5,761,161.06
                                                         =======================================================

   93 Base Overcollateralization Required                                                         16,331,152.49
   94 Required Overcollateralization Amount                                                       16,331,152.49

      CURRENT MONTH SUBORDINATED AMOUNT                     Beg. of Month       Current Month     End of Month
                                                         -------------------------------------------------------

   95 Original Subordinated Amount                             33,741,821.84        N/A           33,741,821.84
   96 Less: Cumulative Realized Losses (excluding
          Permanent Buydown Companion Loans)                            0.00               0.00            0.00
   97 Plus: Cumulative Additional Proceeds                              0.00               0.00            0.00
                                                         -------------------------------------------------------
   98 Current Subordinated Amount                              33,741,821.84                      33,741,821.84
                                                         =======================================================

      NONRECOVERABLE ADVANCE RECONCILIATION

   99 Beginning of Month                                                                   0.00
  100 Current Month Unpaid Nonrecoverable Advance                                          0.00
  101 Less: Current Month Reimbursement                                                    0.00
                                                                             -------------------
  102 End of Month                                                                         0.00
    --------------------------------------------------------------------------------------------------------------------------------

                                                      ALLIANCE FUNDING COMPANY
                                              BY SUPERIOR BANK - FSB SERVICING DIVISION
                                                         DESIGNATED SERVICER
                                                       SERVICER'S CERTIFICATE

                                                           1999-1 GROUP 1

                 IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 1, 1999
                                    SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
                       INFORMATION PERTAINING TO SERIES 1999-1 GROUP 1 FOR MAY 25, 1999, THE REMITTANCE DATE.

                                                    DUE PERIOD ENDED: MAY 1, 1999
    --------------------------------------------------------------------------------------------------------------------------------
                                                                                   CLASS
                                                                TOTAL                A1
                                                         ---------------------------------------

  103 Total Class Principal - Original Pool                  $275,000,000.00    $275,000,000.00
  104 Interest Remittance Amount                                1,178,139.27       1,178,139.27
  105 Interest Rate Factor / 1000                                   4.284143           4.284143

  106 Total Principal Collections                               1,455,186.35       1,455,186.35
  107 Prefunding Account Transfer                                       0.00               0.00
  108 Additional Principal Reduction                            1,081,016.83       1,081,016.83
                                                         ---------------------------------------
  109 Principal Remittance Amount                               2,536,203.18       2,536,203.18
  110 Principal Payment Factor/1000                                 9.222557           9.222557
  111 Principal Factor                                            977.007621         977.007621

  112 Prior  Month Principal Factor                               986.230178         986.230178








    --------------------------------------------------------------------------------------------------------------------------------

                                                      ALLIANCE FUNDING COMPANY
                                              BY SUPERIOR BANK - FSB SERVICING DIVISION
                                                         DESIGNATED SERVICER
                                                        SERVICER'S CERTIFICATE

                                                           1999-1 GROUP 2

             IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 1, 1999 AND THE
           INSURANCE AGREEMENT DATED AS OF FEBRUARY 1, 1999, SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
                        INFORMATION PERTAINING TO SERIES 1999-1 GROUP 2 FOR MAY 25, 1999 THE REMITTANCE DATE.

                                                      PERIOD ENDED: MAY 1, 1999                                          Page 1 of 4
  ----------------------------------------------------------------------------------------------------------------------------------
   1 Total Actual Principal Collections                        2,027,966.96
   2 Total Actual Interest Collections                         1,414,687.90
   3      Less: Service Fees Previously Remitted                  89,597.48
   4 Additional Proceeds                                               0.00
                                                           -----------------
   5      Total Collections:                                   3,353,057.38

   6 Pre-Funding Account Transfer                                      0.00
   7 Interest Coverage Account Transfer                                0.00
     Deferred Interest Coverage Account Transfer                  18,068.28

                                                           -----------------
   8 Aggregate Amount Received:                                3,371,125.66

     Monthly Advance

   9      Interest Advance                                       688,326.30
  10      Compensating Interest                                    4,207.81
  11      Amounts Held for Future Distributions                        0.00
  12 Reserve Withdrawal Per Sec. 6.08 VII                              0.00
                                                           -----------------
  13 Available Remittance Amount:                              4,063,659.77

  14      Less: Service Fees                                       1,131.11
  15      Less: Expense Account Deposit                            2,024.96
  16      Cross Collateral Deposit                                     0.00
                                                           -----------------
  17 Adjusted Remittance Amount:                               4,060,503.70

     Remaining Amount Available:

  18      Adjusted Remittance Amount                           4,060,503.70
  19      Insured Payments                                             0.00
  20           Monthly Premium @ 20 bp
                  due Certificate Insurer                         40,499.30
  21      Class Remittance Amounts                             4,020,004.40
  22      Cross Collateral Withdrawal                                  0.00
  23      Non-Recoverable Advances not
               Previously Reimbursed                                   0.00

                                                           -----------------
  24 Total Remaining Amount Available:                                 0.00
                                                           =================

     Amount of Reimbursements Pursuant to Sec. 5.04

  25      Servicing Fee                                                0.00
  26      Monthly Advances and Servicer Advances                       0.00
  27      Other Mortgage Payments                                      0.00
  28      Interest Earned on P&I Deposits                              0.00
  29      Additional Servicing Compensation                            0.00
  ----------------------------------------------------------------------------------------------------------------------------------

                                                      ALLIANCE FUNDING COMPANY
                                              BY SUPERIOR BANK - FSB SERVICING DIVISION
                                                         DESIGNATED SERVICER
                                                        SERVICER'S CERTIFICATE

                                                           1999-1 GROUP 2

             IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 1, 1999 AND THE
           INSURANCE AGREEMENT DATED AS OF FEBRUARY 1, 1999, SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
                        INFORMATION PERTAINING TO SERIES 1999-1 GROUP 2 FOR MAY 25, 1999 THE REMITTANCE DATE.

                                                      PERIOD ENDED: MAY 1, 1999                                          Page 2 of 4
  ----------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL          CLASS 2-A                         CLASS R
                                                                -----          ---------                         -------
  30           Number of Loans                                         2432
  31 Original Principal Balance                              250,834,335.01   250,834,335.01
  32 Original Pre-Funding Account Balance                              0.00             0.00
  33 Initial Overcollateralization                             5,810,568.98     5,810,568.98
  34 Realized Losses, LTD                                              0.00             0.00
  35 Carryforward Amount                                               0.00             0.00
  36 Aggregate Unpaid Principal Balance of Delinquent
        Loans Repurchased per Sec. 5.11                                0.00             0.00

                                                           -------------------------------------------------------------------
  37 Opening Class Principal Balance                         245,023,766.03   245,023,766.03
  38           Pool Factor per Loan Balance                    100.3337340%     100.3337340%
  39           Pool Factor per Class Balance                   100.0000000%     100.0000000%
  40 Excess Spread                                                     0.00                                         0.00
  41 Additional Principal due Class A                            947,402.44       947,402.44
  42 Cross Collateral Deposit                                          0.00             0.00
  43 Cross Collateral Withdrawal                                       0.00             0.00                        0.00
  44 Interest Remittance                                       1,044,635.00     1,044,635.00
  45 Available Funds Cap Carry Forward                                 0.00             0.00
                Distribution (see schedule C)

     PRINCIPAL REDUCTIONS:

  48           Prepayments - Number                                      18               18
  49           Prepayments - Dollar                            1,812,959.13     1,812,959.13
  50           Delinquent Loans Repurchased - Number                      0                0
  51           Delinquent Loans Repurchased - Dollar                   0.00             0.00
  52           Net Liquidation Proceeds                                0.00             0.00
  53           Curtailments                                      119,467.20       119,467.20
  54           Normal and Excess Payments                         95,540.63        95,540.63
  55           Pre-Funding Account Transfer                            0.00             0.00
                                                           -------------------------------------------------------------------
  56 Total Principal Remittance                                2,027,966.96     2,027,966.96
  57 Additional Principal Reduction                              947,402.44       947,402.44
                                                           -------------------------------------------------------------------
  58 Total Remittance                                          4,020,004.40     4,020,004.40                        0.00
                                                           ===================================================================
  59 Carryforward Amount                                               0.00
  60 Current Month Realized Loss - Number                                 0                                            0
  61 Current Month Realized Loss - Dollar                              0.00                                         0.00

     CLASS PRINCIPAL BALANCE - EOM

  62           Number of Loans                           #             2414
  63 Closing Loan Balance                                    248,806,368.05   248,806,368.05
  64 Pre-Funding Account Balance                                       0.00             0.00
  65 Additional Principal Reduction, LTD                       6,757,971.42     6,757,971.42
  66 Realized Losses, LTD                                              0.00             0.00
  67 Carryforward Amount                                               0.00             0.00
  68 Aggregate Unpaid Principal Balance of Delinquent
        Loans Repurchased per Sec. 5.11                                0.00             0.00
                                                           ----------------------------------
  69 Closing Class Principal Balance                         242,048,396.63   242,048,396.63
  70           Pool Factor per Loan Balance                     99.5225472%      99.5225472%
  71           Pool Factor per Class Balance                    96.8193587%      96.8193587%
  ----------------------------------------------------------------------------------------------------------------------------------

                                                      ALLIANCE FUNDING COMPANY
                                              BY SUPERIOR BANK - FSB SERVICING DIVISION
                                                         DESIGNATED SERVICER
                                                        SERVICER'S CERTIFICATE

                                                           1999-1 GROUP 2

             IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 1, 1999 AND THE
           INSURANCE AGREEMENT DATED AS OF FEBRUARY 1, 1999, SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
                        INFORMATION PERTAINING TO SERIES 1999-1 GROUP 2 FOR MAY 25, 1999 THE REMITTANCE DATE.

                                                      PERIOD ENDED: MAY 1, 1999                                          Page 3 of 4
  ----------------------------------------------------------------------------------------------------------------------------------

                                                                TOTAL           CLASS A1
                                                                -----           --------
  72 Weighted Note Rate - This Remittance:                    10.38305%
  73 Weighted Note Rate - Next Remittance:                    10.38751%

  74 Available Cap Carry Foward Amount - This Remittance:              0.00
                          (see schedule C)

  75 Pass-Through Rate:                                        5.29250%         5.29250%

  76 Related Remittance Period:                               26-Apr-99    thru    24-May-99
  77 Days in Related Period:                                      29

  78 Weighted Average Remaining Term                            355.54

  79 Original Pool - Principal Balance                       156,587,131.22   156,587,131.22
  80 Original Pool - Pre-Funding Account Balance              97,477,909.43    97,477,909.43
  81 Original Pool - Initial Overcollateralization             4,065,040.65     4,065,040.65
                                                           ----------------------------------
  82 Original Pool - Class Principal Balance                 250,000,000.00   250,000,000.00
  83 Original Pool - Number of Loans                             1490

  ----------------------------------------------------------------------------------------------------------------------------------

     CLASS A OVERCOLLATERALIZATION RECONCILIATION

                                                           Beginning of Month  Current Month    End of Month
                                                           --------------------------------------------------
  84 Initial Overcollateralization                             5,810,568.98       947,402.44    6,757,971.42
  85 Cross Collateral Deposits, LTD                                    0.00             0.00            0.00
  86 Less:  Realized Losses, LTD                                       0.00             0.00            0.00
                                                           --------------------------------------------------
  87 Overcollateralization of Principal                        5,810,568.98       947,402.44    6,757,971.42
                                                           ==================================================

  88 Base Overcollateralization Requirement                                                    13,846,544.72
  89 Required Overcollateralization                                                            13,846,544.72

     CURRENT MONTH SUBORDINATED AMOUNT                     Beginning of Month  Current Month    End of Month
                                                           --------------------------------------------------
  90 Original Subordinated Amount                             30,360,772.36       N/A          30,360,772.36
  91 Less: Cumulative Realized Losses                                  0.00             0.00            0.00
  92 Plus: Cumulative Additional Proceeds                              0.00             0.00            0.00
                                                           --------------------------------------------------
  93 Current Subordinated Amount                              30,360,772.36                    30,360,772.36
                                                           ==================================================

     NONRECOVERABLE ADVANCE RECONCILIATION

  94 Beginning of Month                                                0.00
  95 Current Month Nonrecoverable Advance                              0.00
  96 Less: Current Month Reimbursment                                  0.00
                                                           -----------------
  97 End of Month                                                      0.00
                                                           =================

  ----------------------------------------------------------------------------------------------------------------------------------

                                                      ALLIANCE FUNDING COMPANY
                                              BY SUPERIOR BANK - FSB SERVICING DIVISION
                                                         DESIGNATED SERVICER
                                                        SERVICER'S CERTIFICATE

                                                           1999-1 GROUP 2

             IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 1, 1999 AND THE
           INSURANCE AGREEMENT DATED AS OF FEBRUARY 1, 1999, SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
                        INFORMATION PERTAINING TO SERIES 1999-1 GROUP 2 FOR MAY 25, 1999 THE REMITTANCE DATE.

                                                      PERIOD ENDED: MAY 1, 1999                                          Page 4 of 4
  ----------------------------------------------------------------------------------------------------------------------------------

                                                                                 CLASS
                                                                                   A1
                                                           ----------------------------------

  98 Total Class Principal - Original Pool                  $250,000,000.00  $250,000,000.00
  99 Interest Remittance Amount                                1,044,635.00     1,044,635.00
 100 Interest Rate Factor / 1000                                   4.178540         4.178540

 101 Total Principal Collections                               2,027,966.96     2,027,966.96
 102 Prefunding Account Transfer                                       0.00             0.00
 103 Additional Principal Reduction                              947,402.44       947,402.44
                                                           ----------------------------------
 104 Principal Remittance Amount                               2,975,369.40     2,975,369.40
 105 Principal Payment Factor/1000                                11.901478        11.901478
 106 Principal Factor                                            968.193586       968.193586

 107 Prior Month Principal Factor                                980.095064       980.095064








  ----------------------------------------------------------------------------------------------------------------------------------